Exhibit 99.1

Motive, Inc. Announces Third Quarter Results and Restatement of

Results for Prior Two Quarters

AUSTIN, Texas, Oct. 27, 2005—Motive, Inc. (NASDAQ: MOTV), a leading provider of management software, today announced financial results for the quarter ended September 30, 2005, as well as the decision to restate its financial results for the quarters ended March 31, 2005 and June 30, 2005 and the six-month period ended June 30, 2005. As a result, the financial statements previously issued by Motive for these periods should no longer be relied upon.

Third Quarter Results

For the third quarter of 2005, Motive’s core revenue, which excludes the impact from business acquisitions, was $15.2 million, compared to $23.0 million for the third quarter of 2004. Total revenue for the third quarter of 2005 was $16.1 million, compared to $24.5 million for the third quarter of 2004.

Motive’s pro forma net loss for the third quarter of 2005 was $4.5 million or ($0.17) per diluted share, compared to pro forma net income of $1.4 million or $0.05 per diluted share for the third quarter of 2004. Motive’s GAAP net loss for the third quarter of 2005 was $6.7 million or ($0.25) per diluted share, compared to GAAP net income of $1.6 million or $0.06 per diluted share. A reconciliation of GAAP to pro forma results has been provided in the financial statement tables attached to this press release.

Restatement

During the first quarter of 2005, Motive signed a new license agreement with one of its European resellers. The agreement provided for the reseller to pay Motive a total of $5.8 million in maintenance and license fees, and gave the reseller the right to sublicense certain Motive software to a leading European broadband provider. Motive has had a relationship with this reseller for the last three years, during which the reseller has successfully completed several large transactions to provide Motive software to multiple broadband providers. The provider referenced in the reseller agreement has used Motive software for more than two years.

As of Oct. 26, 2005, the reseller had not paid $5.2 million, which was the initial payment invoiced upon execution of the agreement with 90-day payment terms. Although the agreement provides that the reseller’s obligation to pay fees to Motive is not contingent upon the reseller sublicensing the Motive software, Motive now believes that the collection of the receivable is dependent upon the reseller sublicensing the software to its customer. Since this condition does not meet Motive’s revenue recognition policy requirements, Motive decided on Oct. 26, 2005 to restate its financial results for the three-month periods ended March 31, 2005 and June 30, 2005, and the six-month period ended June 30, 2005, and will not reflect any revenue from this arrangement in the nine months ended Sept. 30, 2005. Motive will recognize revenue from this arrangement when Motive’s revenue recognition criteria are met.

Motive will amend its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 to reflect the restatement described above. The financial statement tables attached to this press release include the expected adjustments from this restatement. None of the adjustments resulting from the restatements has any impact on cash balances for any period.

Conference Call Details

Motive has scheduled a conference call for 4:00 p.m. CST today to discuss its third quarter of 2005 results and restatements. Listeners can access the conference call via webcast from the Investor Relations section of Motive’s website at www.motive.com or by dialing (800) 573-4754 and using the participant code 58629360. For those who cannot listen to the live broadcast of the call, a replay of the webcast will be available approximately two hours after the live call ends from the Investor Relations section of Motive’s website at www.motive.com or you can access a replay of the conference call at (888) 286-8010. The pass code for the replay is 81333813.

About Motive, Inc.

Motive, Inc. has pioneered a unique approach to designing management services into Internet-era networks, systems and applications. Motive’s software makes complex products and services self-managing, reducing overhead costs and optimizing customers’ return on investment. Companies worldwide have relied on Motive’s software to provide a range of problem remediation and configuration management tasks for more than 45 million endpoints. Founded in 1997, Motive is headquartered in Austin, Texas, and has offices in Europe and Asia. For more information, visit www.motive.com.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties concerning our expected financial performance, as well as our future business prospects and product and service offerings. Our actual results may differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, us and reported results should not be considered as an indication of future performance. These potential risks and uncertainties include, among other things: our concentrated customer base; collection of existing accounts receivable from resellers, intended restatement of our prior period results, the mix of perpetual and term licenses; the effect of the timing of the recognition of revenue from products licensed; our typically long sales cycle; the dependence of our financial growth on the continued success and acceptance of our existing and new product and service offerings; our ability to market our products in new geographic areas; the compatibility of our software with hardware and software platforms that are used by our customers and their subscribers now or in the future; the ability to attract and retain key personnel; the intensely competitive nature of the market for our products and services; and the additional risk factors described in our SEC filings, which are available at the SEC’s website at

www.sec.gov. Statements included in this press release are based upon information known to us as of the date of this release, and we assume no obligation to update any information contained in this press release.

Non-GAAP Financial Information

Motive has provided in this release certain financial information that has not been prepared in accordance with generally accepted accounting principles (GAAP). This information includes but is not limited to core revenue, pro forma net income and pro forma fully diluted earnings per share. These measures may be different from measures used by other companies. Our management uses these non-GAAP measures to evaluate our financial results, develop budgets and manage expenditures. Investors are encouraged to review the reconciliation of these and other non-GAAP financial measures to the comparable GAAP results, which is included in this press release.

###

Motive and the Motive logo are trademarks or registered trademarks of Motive, Inc. All other products or services mentioned herein are trademarks of their respective holders.

Media Contact:	Investor Contact:
Cybele Diamandopoulos	April Downing
Motive, Inc.	Motive, Inc.
512-506-4272	512-531-1038
cdiamand@motive.com	ir@motive.com

MOTIVE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Revenue:
License fees	$7,578	$14,488	$29,668	$39,569
Services:
Services	7,616	8,522	25,297	24,651
Acquired in business combination	910	1,510	3,186	6,998

Total services revenue	8,526	10,032	28,483	31,649

Total revenue	16,104	24,520	58,151	71,218

Cost of revenue:
License fees	299	152	642	503
Amortization of acquired technology	351	234	1,033	682
Services	6,549	6,932	20,155	21,553

Total cost of revenue	7,199	7,318	21,830	22,738

Gross margin	8,905	17,202	36,321	48,480

Operating expenses:
Sales and marketing	7,830	8,490	23,894	24,307
Research and development	5,419	4,750	14,862	13,667
General and administrative	2,694	2,212	7,805	6,427
Amortization of intangibles	858	802	2,566	2,377
Amortization of deferred stock compensation (1)	(350)	443	239	1,931

Total operating expenses	16,451	16,697	49,366	48,709

Income (loss) from operations	(7,546)	505	(13,045)	(229)
Interest income (expense), net	343	59	964	(2,469)
Legal settlement	—	—	(700)	—
Other income (expense), net	680	1,300	499	1,717

Income (loss) before income taxes	(6,523)	1,864	(12,282)	(981)
Provision for income taxes	139	241	410	1,109

Net income (loss)	$(6,662)	$1,623	$(12,692)	$(2,090)

Basic income (loss) per share	$(0.25)	$0.06	$(0.48)	$(0.14)

Diluted income (loss) per share	$(0.25)	$0.06	$(0.48)	$(0.14)

Shares used in computing basic income (loss) per share	26,459	25,627	26,188	15,401
Shares used in computing diluted income (loss) per share	26,459	27,058	26,188	15,401

(1) If the amortization of deferred stock compensation were allocated to specific operating statement line items, it would be allocated as follows:
Cost of services revenue	$12	$15	$45	$100
Sales and marketing	(126)	97	98	665
Research and development	70	97	262	595
General and administrative	(306)	234	(166)	571

	$(350)	$443	$239	$1,931

MOTIVE, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except per share amounts)

	September 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$45,442	$44,490
Short-term investments	21,996	24,724
Accounts receivable, net	9,381	18,823
Prepaid expenses and other current assets	4,227	3,104

Total current assets	81,046	91,141

Property and equipment, net	6,219	6,850
Goodwill	56,409	56,409
Acquired technology, net	6,955	7,987
Other intangibles, net	5,847	8,414
Other assets	1,980	3,114

Total assets	$158,456	$173,915

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,766	$6,547
Accrued liabilities	6,611	7,282
Deferred revenue, current portion	9,830	11,576

Total current liabilities	20,207	25,405
Deferred revenue, net of current portion	2,344	4,526

Total liabilities	22,551	29,931

Stockholders’ equity:

Common stock: $0.001 par value; 150,000,000 shares authorized; 26,641,025 shares issued and outstanding at September 30, 2005; 25,760,868 shares issued and outstanding at December 31, 2004	27	26
Additional paid-in capital	237,660	234,417
Deferred stock compensation	(599)	(1,796)
Accumulated comprehensive loss	(552)	(724)
Accumulated deficit	(100,631)	(87,939)

Total stockholders’ equity	135,905	143,984

Total liabilities and stockholders’ equity	$158,456	$173,915

MOTIVE, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended September 30,
	2005	2004
Cash flows from operating activities
Net loss	$(12,692)	$(2,090)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	2,706	2,578
Amortization of deferred stock compensation	239	1,931
Amortization of debt discount	—	1,743
Amortization of intangibles	3,599	3,059
Accretion of discount on short-term investments	(237)	—
Other noncash items	281	75
Changes in operating assets and liabilities net of acquisitions	2,055	(699)

Net cash provided by (used in) operating activities	(4,049)	6,597

Cash flows from investing activities
Purchase of short-term investments	(24,650)	(8,187)
Proceeds from maturities of short-term investments	27,657	—
Restricted cash	—	15,000
Purchase of property and equipment	(2,078)	(2,135)

Net cash provided by investing activities	929	4,678

Cash flows from financing activities
Payments made on long-term debt	—	(238)
Payments made on subordinated debt	—	(12,500)
Proceeds from IPO	—	43,954
Proceeds from issuance of common stock	4,076	1,073
Repurchase of common stock	(4)	(259)

Net cash provided by financing activities	4,072	32,030

Net increase in cash and cash equivalents	952	43,305
Cash and cash equivalents at beginning of period	44,490	23,234

Cash and cash equivalents at end of period	$45,442	$66,539

MOTIVE, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts; unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
GAAP services revenue	$8,526	$10,032	$28,483	$31,649
Pro forma adjustments:
Services revenue acquired in business combination	910	1,510	3,186	6,998

Pro forma core services revenue	$7,616	$8,522	$25,297	$24,651

GAAP revenue	$16,104	$24,520	$58,151	$71,218
Pro forma adjustments:
Services revenue acquired in business combination	910	1,510	3,186	6,998

Pro forma core revenue	$15,194	$23,010	$54,965	$64,220

GAAP gross margin	$8,905	$17,202	$36,321	$48,480
Pro forma adjustments:
Amortization of acquired technology	351	234	1,033	682

Pro forma gross margin	$9,256	$17,436	$37,354	$49,162

Pro forma gross margin	57%	71%	64%	69%

GAAP operating expenses	$16,452	$16,697	$49,367	$48,709
Pro forma adjustments:
Amortization of intangibles	858	802	2,566	2,377
Amortization of deferred stock compensation	(350)	443	239	1,931
Business restructuring charge	—	—	—	—

Pro forma operating expenses	$15,943	$15,452	$46,561	$44,401

GAAP income (loss) from operations	$(7,546)	$505	$(13,045)	$(229)
Pro forma adjustments:
Amortization of acquired technology	351	234	1,033	682
Amortization of intangibles	858	802	2,566	2,377
Amortization of deferred stock compensation	(350)	443	239	1,931

Total pro forma adjustments	860	1,479	3,839	4,990

Pro forma income (loss) from operations	$(6,686)	$1,984	$(9,206)	$4,761

Pro forma operating margin	-42%	8%	-16%	7%

GAAP net income (loss)	$(6,662)	$1,623	$(12,692)	$(2,090)
Total pro forma adjustments affecting income (loss) from operations	860	1,479	3,839	4,990
Write-off of unamortized subordinated debt discount	—	—	—	1,511
Add back payment of legal settlement	—	—	700	—
Deduct other income from Peregrine legal settlement	(1,250)	(1,250)	(1,250)	(1,250)
Add back of tax per GAAP financial statements	139	241	410	1,109
Pro forma income tax benefit (expense) calculated at 35% effective tax rate	2,420	(733)	3,148	(1,495)

Pro forma net income (loss)	$(4,494)	$1,360	$(5,846)	$2,776

GAAP shares used in computing diluted income (loss) per share	26,459	27,058	26,188	15,401
Pro forma adjustments:
Common shares subject to repurchase	—	—	—	46
Redeemable convertible preferred stock outstanding	—	—	—	6,630
Incremental shares related to stock warrants	—	—	—	312
Incremental shares related to stock options	—	—	—	1,577

Pro forma weighted average fully diluted shares outstanding	26,459	27,058	26,188	23,966

Pro forma fully diluted earnings (loss) per share *	$(0.17)	$0.05	$(0.22)	$0.12

*	Pro forma fully diluted earnings (loss) per share is calculated as pro forma net income divided by pro forma weighted average fully diluted shares

MOTIVE, INC.

SUMMARY OF THE SIGNIFICANT EFFECTS OF THE RESTATEMENT ON THE STATEMENT OF OPERATIONS ON THE GAAP BASIC

(in thousands, except per share amounts)

	Three Months Ended March 31, 2005			Three Months Ended June 30, 2005
	(unaudited)			(unaudited)
	Previously Reported	Adj.	Restated	Previously Reported	Adj.	Restated
Revenue:
License fees	$14,068	$(5,165)	$8,903	$13,187	$—	$13,187
Services revenue	10,493	—	10,493	9,505	(41)	9,464

Total revenue	24,561	(5,165)	19,396	22,692	(41)	22,651

Cost of revenue	7,461	—	7,461	7,170	—	7,170

Gross margin	17,100	(5,165)	11,935	15,522	(41)	15,481

Operating expenses	16,549	(413)	16,136	16,779	—	16,779

Income (loss) from operations	551	(4,752)	(4,201)	(1,257)	(41)	(1,298)

Other income (expense), net	217	—	217	(477)	—	(477)
Provision for income taxes	162	—	162	109	—	109

Net income (loss)	$606	$(4,752)	$(4,146)	$(1,843)	$(41)	$(1,884)

Basic income (loss) per share	$0.02		$(0.16)	$(0.07)		$(0.07)

Diluted income (loss) per share	$0.02		$(0.16)	$(0.07)		$(0.07)

Shares used in computing basic income (loss) per share	25,955		25,955	26,150		26,150
Shares used in computing diluted income (loss) per share	27,440		25,955	26,150		26,150

				Six Months Ended June 30, 2005
				(unaudited)
				Previously Reported	Adj.	Restated
Revenue:
License fees				$27,255	$(5,165)	$22,090
Services revenue				19,998	(41)	19,957

Total revenue				47,253	(5,206)	42,047

Cost of revenue				14,631	—	14,631

Gross margin				32,622	(5,206)	27,416

Operating expenses				33,328	(413)	32,915

Loss from operations				(706)	(4,793)	(5,499)

Other income (expense), net				(260)	—	(260)
Provision for income taxes				271	—	271

Net loss				$(1,237)	$(4,793)	$(6,030)

Basic loss per share				$(0.05)		$(0.23)

Diluted loss per share				$(0.05)		$(0.23)

Shares used in computing basic loss per share				26,053		26,053
Shares used in computing diluted loss per share				26,053		26,053

MOTIVE, INC.

SUMMARY OF THE SIGNIFICANT EFFECTS OF THE RESTATEMENT ON THE BALANCE SHEET

(in thousands)

	March 31, 2005
	(unaudited)
	Previously Reported	Adj.	Restated
Accounts receivable, net	$18,866	$(5,165)	$13,701
Accrued liabilities	$6,761	$(413)	$6,348
Accumulated deficit	$(87,333)	$(4,752)	$(92,085)

	June 30, 2005
	(unaudited)
	Previously Reported	Adj.	Restated
Accounts receivable, net	$22,896	$(5,206)	$17,690
Accrued liabilities	$7,855	$(413)	$7,442
Accumulated deficit	$(89,176)	$(4,793)	$(93,969)

MOTIVE, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES AS RESTATED

(in thousands, except per share amounts; unaudited)

	Three Months Ended March 31, 2005			Three Months Ended June 30, 2005
	Previously Reported	Adj.	Restated	Previously Reported	Adj.	Restated
GAAP services revenue	$10,493	$—	$10,493	$9,505	$(41)	$9,464
Pro forma adjustments:
Services revenue acquired in business combination	1,258	—	1,258	1,018	—	1,018

Pro forma core services revenue	$9,235	$—	$9,235	$8,487	$(41)	$8,446

GAAP revenue	$24,561	$(5,165)	$19,396	$22,692	$(41)	$22,651
Pro forma adjustments:
Services revenue acquired in business combination	1,258	—	1,258	1,018	—	1,018

Pro forma core revenue	$23,303	$(5,165)	$18,138	$21,674	$(41)	$21,633

GAAP gross margin	$17,100	$(5,165)	$11,935	$15,522	$(41)	$15,481
Pro forma adjustments:
Amortization of acquired technology	331	—	331	351	—	351

Pro forma gross margin	$17,431	$(5,165)	$12,266	$15,873	$(41)	$15,832

Pro forma gross margin	71%		63%	70%		70%

GAAP operating expenses	$16,549	$(413)	$16,136	$16,779	$—	$16,779
Pro forma adjustments:
Amortization of intangibles	850	—	850	858	—	858
Amortization of deferred stock compensation	338	—	338	251	—	251

Pro forma operating expenses	$15,361	$(413)	$14,948	$15,670	$—	$15,670

GAAP income (loss) from operations	$551	$(4,752)	$(4,201)	$(1,257)	$(41)	$(1,298)
Pro forma adjustments:
Amortization of acquired technology	331	—	331	351	—	351
Amortization of intangibles	850	—	850	858	—	858
Amortization of deferred stock compensation	338	—	338	251	—	251

Total pro forma adjustments	1,519	—	1,519	1,460	—	1,460

Pro forma income (loss) from operations	$2,070	$(4,752)	$(2,682)	$203	$(41)	$162

Pro forma operating margin	8%		-14%	1%		1%

GAAP net income (loss)	$606	$(4,752)	$(4,146)	$(1,843)	$(41)	$(1,884)
Total pro forma adjustments affecting income (loss) from operations	1,519	—	1,519	1,460	—	1,460
Write-off of unamortized subordinated debt discount	—		—			—
Add back payment of legal settlement	—		—	700	—	700
Add back of tax per GAAP financial statements	162		162	109	—	109
Pro forma income tax benefit (expense) calculated at 35% effective tax rate	(800)	1,663	863	(149)	14	(135)

Pro forma net income (loss)	$1,487	$(3,089)	$(1,602)	$277	$(27)	$250

GAAP shares used in computing diluted income (loss) per share	25,955		25,955	26,150		26,150
Pro forma adjustments:
Common shares subject to repurchase	22		22	19		19
Redeemable convertible preferred stock outstanding	—		—	—		—
Incremental shares related to stock warrants	10		10	1		1
Incremental shares related to stock options	1,453		1,453	1,092		1,092

Pro forma weighted average fully diluted shares outstanding	27,440		27,440	27,262		27,262

Pro forma fully diluted earnings (loss) per share *	$0.05		$(0.06)	$0.01		$0.01

*	Pro forma fully diluted earnings (loss) per share is calculated as pro forma net income divided by pro forma weighted average fully diluted shares

MOTIVE, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES AS RESTATED

(in thousands, except per share amounts; unaudited)

	Six Months Ended June 30, 2005
	Previously Reported	Adj.	Restated
GAAP services revenue	$19,998	$(41)	$19,957
Pro forma adjustments:
Services revenue acquired in business combination	2,276	—	2,276

Pro forma core services revenue	$17,722	$(41)	$17,681

GAAP revenue	$47,253	$(5,206)	$42,047
Pro forma adjustments:
Services revenue acquired in business combination	2,276	—	2,276

Pro forma core revenue	$44,977	$(5,206)	$39,771

GAAP gross margin	$32,622	$(5,206)	$27,416
Pro forma adjustments:
Amortization of acquired technology	682	—	682

Pro forma gross margin	$33,304	$(5,206)	$28,098

Pro forma gross margin	70%		67%

GAAP operating expenses	$33,328	$(413)	$32,915
Pro forma adjustments:
Amortization of intangibles	1,708	—	1,708
Amortization of deferred stock compensation	589	—	589

Pro forma operating expenses	$31,031	$(413)	$30,618

GAAP income (loss) from operations	$(706)	$(4,793)	$(5,499)
Pro forma adjustments:
Amortization of acquired technology	682	—	682
Amortization of intangibles	1,708	—	1,708
Amortization of deferred stock compensation	589	—	589

Total pro forma adjustments	2,979	—	2,979

Pro forma income (loss) from operations	$2,273	$(4,793)	$(2,520)

Pro forma operating margin	5%		-6%

GAAP net income (loss)	$(1,237)	$(4,793)	$(6,030)
Total pro forma adjustments affecting income (loss) from operations	2,979	—	2,979
Write-off of unamortized subordinated debt discount			—
Add back payment of legal settlement	700	—	700
Add back of tax per GAAP financial statements	271	—	271
Pro forma income tax benefit (expense) calculated at 35% effective tax rate	(950)	1,678	728

Pro forma net income (loss)	$1,763	$(3,115)	$(1,352)

GAAP shares used in computing diluted income (loss) per share	26,053		26,053
Pro forma adjustments:
Common shares subject to repurchase	21		—
Redeemable convertible preferred stock outstanding	—		—
Incremental shares related to stock warrants	5		—
Incremental shares related to stock options	1,272		—

Pro forma weighted average fully diluted shares outstanding	27,351		26,053

Pro forma fully diluted earnings (loss) per share *	$0.06		$(0.05)

*	Pro forma fully diluted earnings (loss) per share is calculated as pro forma net income divided by pro forma weighted average fully diluted shares